                                                                    Exhibit 4.14

                                     WAIVER

                  This WAIVER ("Waiver") is made as of March 2, 1999, by and among MMH HOLDINGS, INC., a Delaware corporation ("Holdings"), MORRIS MATERIAL HANDLING, INC., a Delaware corporation, as a U.S. Borrower, MORRIS MATERIAL HANDLING, LLC, a Delaware limited liability company (formerly Material Handling,
LLC), as a U.S. Borrower, MORRIS MATERIAL HANDLING, LTD., a company organized under the laws of England and Wales, as the U.K. Borrower, MONDEL ULC, an unlimited liability company organized under the laws of Nova Scotia, as a Canadian Borrower, and KAVERIT STEEL AND CRANE ULC, an unlimited liability company organized under the laws of Nova Scotia, as a Canadian Borrower, the lending institutions listed on the signature pages hereto (each, a "Bank" and, collectively, the "Banks") and the New York branch of CREDIT AGRICOLE INDOSUEZ, as syndication agent for the Banks (in such capacity, the "Syndication Agent"), BANKBOSTON, N.A., as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent and as collateral agent for the Banks (in such capacities, the "Administrative Agent" and, together with the syndication Agent and the Documentation Agent, the "Agents"). This Agreement is made with reference to that certain Credit Agreement dated as of March 30, 1998, as amended as of August 28, 1998, by and among Holdings, the U.S. Borrowers, the U.K. Borrower, the Canadian Borrowers, Agents and the Banks (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  WHEREAS, Holdings, the Borrowers, Agents and the Banks entered into the Credit Agreement; and

                  WHEREAS, the Borrowers have requested a waiver of certain outstanding Defaults through June 14, 1999, and the Required Banks are willing to grant such waiver on the terms and conditions set forth herein;

                  NOW, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. WAIVERS TO THE CREDIT AGREEMENT

                  Compliance with (i) each of Sections 7.12(a) (Total Leverage Ratio), 7.12(b) (Credit Agreement Leverage Ratio) and 7.13 (Minimum Consolidated EBITDA) for the Test Period ending

January 31, 1999 and (ii) each of Sections 7.10 (Total Interest Coverage Ratio),
7.11 (Fixed Charge Coverage Ratio), 7.12(a) (Total Leverage Ratio), 7.12(b) (Credit Agreement Leverage Ratio) and 7.13 (Minimum Consolidated EBITDA) for the Test Period ending April 30, 1999 is hereby waived through June 14, 1999 (the period from the effective date hereof through such date, the "Waiver Period"); PROVIDED, that during the Waiver Period the conditions set forth in Section 2 hereof are complied with and PROVIDED, FURTHER, that an Event of Default shall be deemed to have occurred as of June 15, 1999 if the Borrowers are not in compliance with any of the financial covenants set forth in the Credit Agreement as of that date.

                  SECTION 2. CONDITIONS TO WAIVER

                  2.1 To induce the Required Banks to enter into this Waiver, the Borrowers and the Guarantors jointly and severally agree as follows:

                  (a) No Borrower shall give a Notice of Borrowing or otherwise seek to obtain a Borrowing under the Acquisition Term Loan, the Revolving Loan or any Swingline Loan or request the issuance of a Letter of Credit, bid bond or performance bond during the Waiver Period without the prior written consent of the Administrative Agent and the Required Banks; PROVIDED, that (i) a Borrower may give a Notice of Borrowing for a Revolving Loan or a Swingline Loan in an aggregate amount not to exceed the aggregate amount of Revolving Loans and Swingline Loans repaid during the Waiver Period (including pursuant to clause
(b) of Section 2.1 hereof); and (ii) a Borrower may request the issuance of one or more Letters of Credit, bid bonds or performance bonds in an aggregate amount not exceeding $5,000,000 (or the Dollar Equivalent thereof), after giving effect to such issuance and the issuance of all other requested Letters of Credit, bid bonds or performance bonds during the Waiver Period; PROVIDED, FURTHER, that nothing herein shall be construed to impair the operation of Section 1.01(e) of the Credit Agreement.

                  (b) The Borrowers shall have made a prepayment of Revolving Loans in the amount of $18,000,000 on or before March 31, 1999.

                  (c) The Company shall deliver to the Banks as promptly as possible (and in no event later than May 25, 1999) a revised business plan, in form reasonably satisfactory to the Administrative Agent and the Required Banks.

                  (d) During the Waiver Period, the Borrower shall not request an Interest Period with respect to Reserve Adjusted Eurodollar Loans that are in excess of one month; PROVIDED that an Interest Period with respect to Term Loans may be a one, two or three month period.

                  (e) During the Waiver Period, Interest on all Loans shall be payable monthly in arrears on the last Business Day of each month, beginning March 31, 1999.

                  (f) No later than March 31, 1999, the Borrowers shall enter into cash management arrangements on terms and conditions satisfactory to the Administrative Agent.

                  SECTION 3. RATIFICATION OF AGREEMENT

                  3.1 To induce the Required Banks to enter into this Waiver, the Borrowers and the Guarantors jointly and severally represent and warrant that after giving effect to this Waiver no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  3.2 Except as expressly set forth in this Waiver, the terms, provisions and conditions of the Credit Agreement and the Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified. In the event of inconsistencies between this Waiver and the Credit Agreement, the terms of this Waiver shall govern.

                  SECTION 4. COUNTERPARTS; EFFECTIVENESS

                  This Waiver may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Waiver shall become effective as of the date hereof upon (i) the execution of the counterparts hereof by the Borrowers, the Guarantors and the Required Banks and (ii) the payment by the Borrowers to the Administrative Agent, for the benefit of each Bank which executes this Waiver, a waiver fee equal to 1/4% of such Bank's Commitment.

                  SECTION 5. GOVERNING LAW

                  THIS WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  SECTION 6. ACKNOWLEDGEMENT AND CONSENT
                             BY THE GUARANTORS

                  Each Guarantor hereby acknowledges that it has read this Waiver and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Waiver, its obligations under its Guarantee shall not be impaired or affected and such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                    * * * * *

                  Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.


                                   MMH HOLDINGS, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   MORRIS MATERIAL HANDLING, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice President


                                   MORRIS MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   MORRIS MATERIAL HANDLING LTD.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Director

                                   MONDEL ULC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   KAVERIT STEEL AND CRANE ULC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   MHE TECHNOLOGIES, INC.

                                            By: /s/ Richard F. Klumpp
                                            ------------------------------
                                            Name:   Richard F. Klumpp
                                            Title:  Vice President

                                   PHMH HOLDING COMPANY

                                            By: /s/ Richard F. Klumpp
                                            ------------------------------
                                            Name:   Richard F. Klumpp
                                            Title:  Vice President

                                   MATERIAL HANDLING EQUIPMENT NEVADA
                                            CORPORATION

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Treasurer

                                   CMH MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   EPH MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   HARNISCHFEGER DISTRIBUTION &
                                            SERVICE, LLC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   HPH MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   MERWIN, LLC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   MORRIS MECHANICAL HANDLING, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   MPH CRANE, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   NPH MATERIAL HANDLING, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   PHME SERVICE, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   SPH CRANE & HOIST, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   MHE CANADA ULC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   3016117 NOVA SCOTIA ULC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   HYDRAMACH ULC

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   BUTTERS ENGINEERING SERVICES
                                            LIMITED

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Director

                                   INVERCOE ENGINEERING LIMITED

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Director

                                   LOWFILE LIMITED

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Director

                                   MORRIS MATERIAL HANDLING S.A. DE C.V.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Director

                                   BIRMINGHAM CRANE & HOIST, INC.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   DAJU HOLDINGS LIMITED

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   OVERHEAD CRANE & SERVICE COMPANY LTD.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   OVERHEAD CRANE & SERVICE COMPANY
                                   (SUDBURY) LTD.

                                            By: /s/ David D. Smith
                                            ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   CANADIAN IMPERIAL BANK OF
                                            COMMERCE, as Administrative
                                            Agent and Collateral Agent
                                            And as a Bank

                                            By: /s/ E. Lindsay Gordon
                                            ------------------------------
                                            Name:   E. Lindsay Gordon
                                            Title:  Executive Director

                                   CIBC Inc., as a Bank

                                            By: /s/ E. Lindsay Gordon
                                            ------------------------------
                                            Name:   E. Lindsay Gordon
                                            Title:  Executive Director

                                   CREDIT AGRICOLE INDOSUEZ,
                                            as Syndication Agent and
                                            as a Bank

                                            By:  /s/
                                            ------------------------------
                                            Name:
                                            Title:

                                            By: /s/
                                            ------------------------------
                                            Name:
                                            Title:  Vice President

                                   BANKBOSTON, N.A.
                                            as Documentation Agent and
                                            as a Bank

                                            By: /s/ Cheryl J. Carangelo
                                            ------------------------------
                                            Name:   Cheryl J. Carangelo
                                            Title:  Vice President

                                   ABN-AMRO BANK N.V., as a Bank

                                            By: /s/ Thomas Comfort
                                            ------------------------------
                                            Name:   Thomas Comfort
                                            Title:  Group Vice President

                                            By: /s/ Joann L. Holman
                                            ------------------------------
                                            Name:   Joann L. Holman
                                            Title:  Vice President

                                    BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE, Inc., as a
                                            Bank

                                            By: /s/ Patrick J. Rounds
                                            ------------------------------
                                            Name:   Patrick J. Rounds
                                            Title:  Vice President

                                            By: /s/ James F. McCann
                                            ------------------------------
                                            Name:   James F. McCann
                                            Title:  Vice President

                                   THE FIRST NATIONAL BANK OF
                                            CHICAGO, as a Bank

                                            By: /s/ Deborah Stevens
                                            ------------------------------
                                            Name:   Deborah Stevens
                                            Title:  Authorized Agent

                                   FIRST UNION NATIONAL BANK, as a
                                            Bank


                                            By: /s/ Scott Santa Cruz
                                            ------------------------------
                                            Name:   Scott Santa Cruz
                                            Title:  Vice President

                                   FLEET NATIONAL BANK, as a Bank


                                            By:
                                            ------------------------------
                                            Name:
                                            Title:

                                   ARCHIMEDES FUNDING, L.L.C.,
                                            As a Bank


                                            By: ING Capital Advisors, Inc.
                                            As Collateral Manager

                                            By: /s/ Jane M. Nelson
                                            ------------------------------
                                            Name:   Jane M. Nelson
                                            Title:  Senior Vice President

                                   RIGGS BANK N.A., as a Bank


                                            By: /s/ Ana G. Tejblum
                                            ------------------------------
                                            Name:   Ana G. Tejblum
                                            Title:  Vice President


                                   SANWA BUSINESS CREDIT CORPORATION,
                                            As a Bank

                                            By: /s/ Peter L. Skavla
                                            ------------------------------
                                            Name:   Peter L. Skavla
                                            Title:  Vice President

                                   CRESCENT/MACH I PARTNERS, L.P.,
                                            as a Bank
                                            By:  TCW Asset Management
                                            Company, Its Investment Manager


                                            By: /s/ Justin L. Driscoll
                                            ------------------------------
                                            Name:   Justin L. Driscoll
                                            Title:  Senior Vice President

                                   WELLS FARGO BANK, N.A., as a Bank


                                            By: /s/ Dana D. Cagle
                                            ------------------------------
                                            Name:   Dana D. Cagle
                                            Title:  Vice President

                                   ML CLO XV PILGRAIM AMERICA
                                            (CAYMAN) LTD., as Assignee

                                            By: Pilgrim America
                                            Investments, Inc., as its Investment
                                            Manager


                                            By: /s/ Jason T. Groom
                                            ------------------------------
                                            Name:   Jason T. Groom
                                            Title:  Asst. Vice President

                                   SENIOR DEBT PORTFOLIO, as a Bank
                                            By:  Boston Management and
                                            Research, as Investment Advisor


                                            By: /s/ Scott H. Page
                                            ------------------------------
                                            Name:   Scott H. Page
                                            Title:  Vice President


                                   CYPRESSTREE INVESTMENT
                                   PARTNERS II, LTD.
                                            By: CypressTree Investment
                                                Management Company, Inc.,
                                                as Portfolio Manager.


                                            By: /s/ Philip C. Robbins
                                            ------------------------------
                                            Name:   Philip C. Robbins
                                            Title:  Principal

                                   INDOSUEZ CAPITAL FUNDING IIA,
                                            LIMITED, as a Bank
                                            By:  Indosuez Capital, as
                                            Portfolio Advisor


                                            By: /s/
                                            ------------------------------
                                            Name:
                                            Title: